                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2001


                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                           UNIVERSAL COMPRESSION, INC.
        -----------------------------------------------------------------
           (Exact names of registrants as specified in their charters)


            DELAWARE                    001-15843               13-3989167
             TEXAS                      333-48279               74-1282680

(States or other jurisdictions       (Commission File          (IRS Employer
       of incorporation)                 Numbers)           Identification Nos.)



  4440 BRITTMOORE ROAD, HOUSTON, TEXAS                              77041
(Address of principal executive offices)                          (Zip Code)


                                 (713) 335-7000
              (Registrants' telephone number, including area code)

Item 5.       Other Events and Regulation FD Disclosure

              On October 23, 2001, Universal Compression, Inc. (a wholly owned subsidiary of Universal Compression Holdings, Inc., collectively, the "Company"), and its subsidiaries, sold $122 million of compression equipment to BRL Universal Equipment 2001 A, L.P. and leased the equipment back under its existing operating lease facility. BRL Universal Equipment 2001 A., L.P. and BRL Universal Equipment Corp (collectively, "BRL") raised the proceeds to purchase the equipment through the issuance of $100 million of 8 7/8% Senior Secured Notes due 2008, additional borrowings under its term loan and the proceeds of an additional equity investment. The Company will use the net proceeds from the sale of the compression equipment to repay all of the outstanding indebtedness under its revolving credit facility with the remaining proceeds used to repay a portion of the obligations under its asset-backed securitization operating lease facility and/or for other indebtedness and for general corporate purposes.

              The notes issued by BRL were not registered under the Securities Act of 1933 or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This communication shall not constitute an offer to sell or the solicitation of an offer to buy the notes.

         Statements about the Company's outlook and all other statements in this Report other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are beyond the Company's control, that could cause its actual results to differ materially from such statements. While the Company believes that the assumptions concerning future events are reasonable, there are inherent difficulties in predicting certain important factors that could impact our future performance. Such risks and uncertainties include, but are not limited to, (1) failure to consummate acquisitions or integrate acquired businesses, (2) conditions in the oil and gas industry, including the demand for natural gas as well as impacts from the price of natural gas and oil, (3) competition among the various providers of contract compression services, (4) changes in safety and environmental regulations pertaining to the production and transportation of natural gas, (5) changes in economic or political conditions in the markets in which the Company operates, (6) acts of war or terrorism or governmental or military responses thereto, (7) introduction of competing technologies by other companies, (8) the ability to retain and grow our customer base, (9) employment workforce factors, including loss of key employees, and (10) liability claims related to the use of the Company's products and services. These factors, when applicable, are discussed in the Company's filings with the Securities and Exchange Commission, copies of which are available to the public. The Company disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events, or otherwise.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

      Exhibit No.    Description
      -----------    -----------

          4.1 First Supplemental Indenture dated as of September 11, 2001, among BRL Universal Equipment 2001 A, L.P. and BRL Universal Equipment Corp., as Issuers, and The Bank of New York, as Trustee
          4.2 Registration Rights Agreement dated as of October 23, 2001, among BRL Universal Equipment 2001 A, L.P., and BRL Universal Equipment Corp., as Issuer, Universal Compression Holdings, Inc. and Universal Compression, Inc., as Company, Deutsche Banc Alex. Brown Inc., First Union Securities, Inc., Banc One Capital Markets, Inc. and Scotia Capital
                     (USA), Inc. as Initial Purchasers
         10.1 First Amendment to Equipment Lease Agreement dated as of October 15, 2001 between BRL Universal Equipment 2001 A, L.P., as Lessor, and Universal Compression, Inc., as Lessee
         10.2 First Amended and Restated Participation Agreement, dated as of October 15, 2001, among Universal Compression, Inc., as Lessee, Universal Compression Holdings, Inc., as Guarantor, BRL Universal Compression Equipment 2001 A, L.P., as Lessor, the financial institutions listed on the signature pages as Tranche B Lenders, The Bank of New York, not in its individual capacity but as Indenture Trustee, Paying Agent, Transfer Agent and Registrar for the Tranche A Noteholders, BRL Universal Equipment Management, Inc., as Lessor General Partner, Bankers Trust Company, as Administrative Agent and Collateral Agent for the Tranche B Lenders and Indenture Trustee on behalf of the Tranche A Noteholders, Deutsche Banc Alex. Brown Inc., as Arranger, The Bank of Nova Scotia, as Syndicate Agent for Tranche B Lenders, Bank One, N.A., as Documentation Agent for Tranche B Lenders, and First Union National Bank, as Managing Agent
         10.3 Participation Agreement Supplement No. 1, dated as of October 23, 2001, among Universal Compression, Inc., as Lessee, Universal Compression Holdings, Inc., as Guarantor, BRL Universal Equipment 2001 A, L.P., as Lessor, , The Bank of New York, not in its individual capacity but as Indenture Trustee for the Tranche A Noteholders
         10.4 First Amendment to Tranche B Loan Agreement, dated as of October 15, 2001, among BRL Universal Equipment 2001 A, L.P., Bankers Trust Company, as Administrative Agent for Tranche B Lenders and as Collateral Agent
         10.5 Purchase Agreement, dated October 16, 2001 by and among BRL Universal Equipment 2001 A, L.P., BRL Universal Equipment Corp., Deutsche Bank Alex. Brown Inc., First Union Securities, Inc., Banc One Capital Markets, Inc. and Scotia Capital (USA) Inc.
         10.6 Engagement Letter Supplement, dated October 16, 2001, among Universal Compression Holdings, Inc., Universal Compression, Inc. and Deutsche Bank Alex. Brown Inc., First Union Securities, Inc., Banc One Capital Markets, Inc. and Scotia Capital (USA) Inc.

Item 9.  Regulation FD Disclosure

         The Company will release financial results for its fiscal 2002 second quarter prior to the scheduled earnings release conference call on Thursday, October 25, 2001. The Company will broadcast a conference call to investors on Thursday, October 25, 2001, at 10:00 a.m., Central time (11:00 a.m. Eastern
Time), to discuss its second quarter results and other corporate matters. Persons wishing to listen to the conference call live may do so by logging on to http://www.videonewswire.com/event.asp?id=1638 at least 15 minutes prior to the designated start time and following the directions provided there. This will allow time to install any software needed to access the call. The call also will be archived for seven days to provide an opportunity to those unable to listen to the live broadcast.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            UNIVERSAL COMPRESSION HOLDINGS, INC.
                                            UNIVERSAL COMPRESSION, INC.
                                              (Registrants)



Date:  October 24, 2001                     By: /s/ RICHARD W. FITZGERALD
                                               ---------------------------------
                                               Richard W. FitzGerald
                                               Senior Vice President and
                                               Chief Financial Officer

EXHIBIT INDEX



      Exhibit No.    Description
      -----------    -----------

          4.1 First Supplemental Indenture dated as of September 11, 2001, among BRL Universal Equipment 2001 A, L.P. and BRL Universal Equipment Corp., as Issuers, and The Bank of New York, as Trustee
          4.2 Registration Rights Agreement dated as of October 23, 2001, among BRL Universal Equipment 2001 A, L.P., and BRL Universal Equipment Corp., as Issuer, Universal Compression Holdings, Inc. and Universal Compression, Inc., as Company, Deutsche Banc Alex. Brown Inc., First Union Securities, Inc., Banc One Capital Markets, Inc. and Scotia Capital
                     (USA), Inc. as Initial Purchasers
         10.1 First Amendment to Equipment Lease Agreement dated as of October 15, 2001 between BRL Universal Equipment 2001 A, L.P., as Lessor, and Universal Compression, Inc., as Lessee
         10.2 First Amended and Restated Participation Agreement, dated as of October 15, 2001, among Universal Compression, Inc., as Lessee, Universal Compression Holdings, Inc., as Guarantor, BRL Universal Compression Equipment 2001 A, L.P., as Lessor, the financial institutions listed on the signature pages as Tranche B Lenders, The Bank of New York, not in its individual capacity but as Indenture Trustee, Paying Agent, Transfer Agent and Registrar for the Tranche A Noteholders, BRL Universal Equipment Management, Inc., as Lessor General Partner, Bankers Trust Company, as Administrative Agent and Collateral Agent for the Tranche B Lenders and Indenture Trustee on behalf of the Tranche A Noteholders, Deutsche Banc Alex. Brown Inc., as Arranger, The Bank of Nova Scotia, as Syndicate Agent for Tranche B Lenders, Bank One, N.A., as Documentation Agent for Tranche B Lenders, and First Union National Bank, as Managing Agent
         10.3 Participation Agreement Supplement No. 1, dated as of October 23, 2001, among Universal Compression, Inc., as Lessee, Universal Compression Holdings, Inc., as Guarantor, BRL Universal Equipment 2001 A, L.P., as Lessor, , The Bank of New York, not in its individual capacity but as Indenture Trustee for the Tranche A Noteholders
         10.4 First Amendment to Tranche B Loan Agreement, dated as of October 15, 2001, among BRL Universal Equipment 2001 A, L.P., Bankers Trust Company, as Administrative Agent for Tranche B Lenders and as Collateral Agent
         10.5 Purchase Agreement, dated October 16, 2001 by and among BRL Universal Equipment 2001 A, L.P., BRL Universal Equipment Corp., Deutsche Bank Alex. Brown Inc., First Union Securities, Inc., Banc One Capital Markets, Inc. and Scotia Capital (USA) Inc.
         10.6 Engagement Letter Supplement, dated October 16, 2001, among Universal Compression Holdings, Inc., Universal Compression, Inc. and Deutsche Bank Alex. Brown Inc., First Union Securities, Inc., Banc One Capital Markets, Inc. and Scotia Capital (USA) Inc.